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                      Securities and Exchange Commission

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      September 3, 1999
        Date of report                                           0-21845
Date of earliest event reported)                          Commission File Number


                     Wilshire Financial Services Group Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                                             93-1223879
(State or other jurisdiction                     (I.R.S. Employer Identification
     of incorporation                                         Number)


             1776 SW Madison Street, Portland, OR 97205 (Address of
                     principal executive offices)(Zip Code)

                                 (503) 223-5600
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 6  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     Wilshire Financial Services Group Inc. announced on September 7, 1999 the termination of the employment of its Chief Executive Officer, Andrew A. Wiederhorn, and its President, Lawrence A. Mendelsohn, and the appointment of Steven Glennon as the company's new Chief Executive Officer. The termination of Messrs. Wiederhorn and Mendelsohn follows a two-week suspension of the executives. The Board had concluded that the interests of the company would be best served by the appointment of new management.

     Following their termination, Messrs. Wiederhorn and Mendelsohn resigned from their positions as directors of the company and its subsidiaries.


Item 7  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)   Exhibits

              99.1 Letter of Resignation of Andrew A. Wiederhorn dated September 7, 1999

              99.2 Letter of Resignation of Lawrence A. Mendelsohn dated September 7, 1999

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WILSHIRE FINANCIAL SERVICES
                                            GROUP INC.



Date:  September 9, 1999                  By: /s/  Chris Tassos

                                          --------------------------------------
                                              Chris Tassos
                                              Executive Vice President and
                                              Chief Financial Officer

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EXHIBIT 99.1

Letter of Resignation of Andrew A. Wiederhorn



                       [Letterhead of Andrew Wiederhorn]










                                               September 3, 1999



Board of Directors
Wilshire Financial Services Group
1776 SW Madison Street, Suite 300
Portland, OR  97205

Dear Directors:

     I hereby resign as a Director of Wilshire Financial Services Group Inc. I further resign as a Director of all subsidiaries of Wilshire Financial Services Group Inc. This resignation includes without limitation my position as a Director of First Bank of Beverly Hills. Please instruct legal counsel for First Bank of Beverly Hills to inform all interested regulatory parties, as may be required. Thank you.

                                          Very truly yours,



                                          /s/ Andrew Wiederhorn

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EXHIBIT 99.2

Letter of Resignation of Lawrence A. Mendelsohn



                      [Letterhead of Lawrence Mendelsohn]










                                               September 3, 1999



Board of Directors
Wilshire Financial Services Group
1776 SW Madison Street, Suite 300
Portland, OR  97205

Dear Directors:

     I hereby resign as a Director of Wilshire Financial Services Group Inc. I further resign as a Director of all subsidiaries of Wilshire Financial Services Group Inc. This resignation includes without limitation my position as a Director of First Bank of Beverly Hills. Please instruct legal counsel for First Bank of Beverly Hills to inform all interested regulatory parties, as may be required. Thank you.

                                          Very truly yours,



                                          /s/ Lawrence Mendelsohn

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